Exhibit 99.1

Premier, Inc. Announces Definitive Agreement to Be Acquired by Patient Square Capital in

Transaction Valued at $2.6 Billion

Stockholders to Receive $28.25 Per Share in Cash

CHARLOTTE, N.C. – September 22, 2025 – Premier, Inc. (NASDAQ: PINC) (“Premier” or the “Company”), a leading technology-driven health care improvement company, today announced that it has entered into a definitive agreement to be acquired by an affiliate of Patient Square Capital (“Patient Square”).

Under the terms of the agreement, which has been unanimously approved by Premier’s Board of Directors, Premier stockholders will receive $28.25 in cash per share, representing a 23.8% premium to Premier’s 60-day volume-weighted average price as of September 5, 2025.1

“We are pleased to have reached this agreement and delighted that Patient Square recognizes and is committed to enhancing Premier’s integral role in the U.S. health care system,” said Richard Statuto, Premier’s Board Chair. “The Board unanimously approved this transaction, after careful consideration of a wide range of strategic alternatives in recent years and consultation with our financial and legal advisors. We believe this transaction is in the best interests of Premier and its stockholders and, upon closing, will deliver immediate and certain value to our stockholders, while simultaneously providing the Company with access to additional capital that can accelerate the support and services provided to members and other customers during this critical time in health care.”

“Since going public in 2013, Premier has leveraged our access to capital to build unmatched supply chain expertise, world-class technology, and nationally recognized advisory capabilities that enable our members to continuously improve their cost, quality, and operational efficiencies,” said Michael J. Alkire, Premier’s President and CEO. “Now, as the health care landscape continues to rapidly evolve, transitioning to private ownership will once again enhance the Company’s financial flexibility and provide additional resources to accelerate the advancement and tech-enablement of our product portfolio, capitalize on emerging opportunities and continue pushing the envelope of innovation. I am proud of everything our team has achieved and look forward to building on our progress as we continue delivering real results for our members, contracted suppliers, customers and other stakeholders.”

Patient Square Founding Partner Neel Varshney, M.D. said, “We have long admired Premier as an innovator of essential services and products to its members, which are leading institutions and providers in the U.S. health care system. Our team sees tremendous opportunity for Premier to continue growing its differentiated portfolio in supply chain services, data and technology offerings, and consulting solutions that deliver value to patients, and we look forward to working closely with the team as a private company.”

Transaction Details, Approvals and Timing

The transaction is expected to close by the first quarter of calendar year 2026, subject to approval by Premier stockholders and satisfaction of regulatory approvals and other customary closing conditions. The transaction is not subject to a financing condition.

On August 18, 2025, the Premier Board declared a cash dividend of $0.21 per share of Class A common stock, payable on September 15, 2025, to stockholders of record as of the close of business on September 1, 2025. In connection with the transaction, Premier will suspend the declaration and distribution of common stock dividends in future quarters.

Upon completion of the transaction, Premier will be a private company, and Premier common stock will no longer be listed or traded on any public exchange.

[1]	The last trading day prior to media reports regarding a potential transaction involving Premier.

Advisors

Goldman Sachs & Co. LLC and BofA Securities, Inc. are serving as financial advisors, Wachtell, Lipton, Rosen & Katz is serving as legal counsel, and Joele Frank is serving as strategic communications advisor to Premier. Cravath, Swaine & Moore LLP is serving as legal advisor to the Transaction Committee of the Board of Directors.

Kirkland & Ellis LLP is serving as legal counsel, Ropes & Gray is serving as health care legal counsel, Jefferies LLC and Santander are serving as financial advisors, and Perella Weinberg Partners LP is serving as debt capital markets advisor to Patient Square.

About Patient Square Capital

Patient Square Capital is a dedicated health care investment firm with over $14 billion in assets under management. The firm aims to achieve strong investment returns by partnering with growth-oriented companies and top-tier management teams whose products, services, and technologies improve health. Patient Square utilizes deep industry expertise, a broad network of relationships, and a partnership approach to make investments in companies that will grow and thrive. Patient Square invests in businesses that strive to improve patient lives, strengthen communities, and create a healthier world. For more information, visit www.patientsquarecapital.com.

About Premier, Inc.

Premier, Inc. (NASDAQ: PINC) is a leading technology-driven health care improvement company. Playing a critical role in the rapidly evolving health care industry, Premier unites providers, suppliers, payers and policymakers to make health care better with national scale, smarter with actionable intelligence and faster with novel technologies. Headquartered in Charlotte, N.C., Premier offers integrated data and analytics, collaboratives, supply chain solutions, consulting and other services in service of our mission to improve the health of communities. Please visit Premier’s news and investor sites on www.premierinc.com; as well as X, Facebook, LinkedIn, YouTube, Instagram and Premier’s blog for more information about the Company.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Company’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Premier Inc., 13520 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or from the Company’s website, www.premierinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on October 21, 2024 (the “2024 Annual Meeting Proxy Statement”), and in other documents filed by the Company with the SEC. Please refer to, among other things, the sections captioned “Compensation of Directors,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” in the 2024 Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2024 Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 3 filed by Glenn Coleman on November 12, 2024; Form 3 filed by David P. Zito on December 9, 2024; Forms 4, filed by Glenn Coleman on November 12, 2024, August 20, 2025 and August 22, 2025; Forms 4, filed by Michael J. Alkire on November 14, 2024, December 12, 2024, August 20, 2025, August 22, 2025 and August 26, 2025; Forms 4, filed by John T. Bigalke on December 6, 2024, December 10, 2024, March 6, 2025, June 5, 2025 and September 4, 2025; Forms 4, filed by David P. Zito on December 9, 2024, August 20, 2025 and August 22, 2025; Form 4, filed by Ellen C. Wolf on December 10, 2024; Form 4, filed by Richard J. Statuto on December 10, 2024; Form 4, filed by Marvin R. O’Quinn on December 10, 2024; Form 4, filed by Peter Fine on December 10, 2024; Form 4, filed by Jody R. Davids on December 10, 2024; Forms 4, filed by Helen M. Boudreau on December 10, 2024, January 7, 2025 and June 2, 2025; Form 4, filed by Marc D. Miller on December 10, 2024; Form 4, filed by Leigh Anderson on December 23, 2024; Forms 4, filed by David L. Klatsky on April 3, 2025, May 7, 2025, August 20, 2025, August 22, 2025, August 26, 2025 and August 27, 2025; Forms 4, filed by Andy Brailo on May 7, 2025, August 20, 2025, August 22, 2025, August 26, 2025, September 4, 2025, and September 8, 2025; Forms 4 filed by Crystal Climer on August 20, 2025, August 22, 2025 and August 26, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from historical results or from any future results, projections, views, beliefs and estimates expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the “Annual Report”), Current Reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction, and the following: (1) the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals, satisfy the other conditions to the consummation of the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders) or complete contemplated financing arrangements, (2) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company Class A Common Stock, (3) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction, (5) risks related to disruption of the Company’s current plans and operations or the diversion of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (6) significant transaction costs and (7) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future. The foregoing list of important factors is not exhaustive. Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Furthermore, the Company cannot guarantee future results, events, levels of activity, performance, or achievements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed transaction, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Premier, Inc. Contacts

Investors:

Ben Krasinski

Senior Director, Investor Relations

704.816.5644

ben_krasinski@premierinc.com

Media:

Amanda Forster

Vice President, Integrated Communications

202.879.8004

amanda_forster@premierinc.com

Andrew Siegel / Aura Reinhard / Catherine Simon

Joele Frank, Wilkinson Brimmer Katcher

212.355.4449

Patient Square Capital Contacts

Prosek Partners

pro-PatientSquareCapital@prosek.com